UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 30, 2002

Auspex Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-21432	93-0963760

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2800 Scott Boulevard, Santa Clara, California	95050

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (408) 566-2000

Item 5. Other Events
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.48

Item 5. Other Events

On September 27, 2002, Auspex Systems Inc., (the “Company”) issued a press release announcing that The Nasdaq Stock Market, Inc. had approved the Company’s application to list its common stock on The Nasdaq SmallCap Market. The Company’s common stock will be transferred to The Nasdaq SmallCap Market at the opening of business on September 30, 2002. See the press release attached hereto as Exhibit 10.48.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Auspex Systems, Inc.

Date: September 27, 2002	By	/s/ Peter R. Simpson

Peter R. Simpson Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER

10.48	PRESS RELEASE